Exhibit 1.1

33,333,334 Shares of Common Stock

ImmunityBio, Inc.

UNDERWRITING AGREEMENT

December 10, 2024

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Piper Sandler & Co.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

As Representatives of the several Underwriters

set forth on Schedule A hereto

Ladies and Gentlemen:

Introductory. ImmunityBio, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of 33,333,334 shares of its common stock, par value $0.0001 per share (the “Shares” or the “Common Stock”). The 33,333,334 Shares to be sold by the Company are called the “Firm Shares.” In addition, the Company has granted to the Underwriters an option to purchase up to an additional 5,000,000 Shares as provided in Section 2. The additional 5,000,000 Shares to be sold by the Company pursuant to such option are collectively called the “Optional Shares.” The Firm Shares and, if and to the extent such option is exercised, the Optional Shares are collectively called the “Offered Shares.” Jefferies LLC (“Jefferies”) and Piper Sandler & Co. (“Piper Sandler”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Shares. To the extent there are no additional underwriters listed on Schedule A, the term “Representatives” as used herein shall mean you, as Underwriters, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3, File No. 333-278770, including a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or 430B under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered Shares is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The preliminary prospectus supplement dated December 10, 2024 describing the Offered Shares and the offering thereof (the “Preliminary Prospectus Supplement”), together with the

Base Prospectus, is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus supplement to the Base Prospectus in preliminary form that describes the Offered Shares and the offering thereof and is used prior to the filing of the Prospectus (as defined below), together with the Base Prospectus, is called a “preliminary prospectus.” As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the Offered Shares and the offering thereof (the “Final Prospectus Supplement”), together with the Base Prospectus, in the form first used by the Underwriters to confirm sales of the Offered Shares or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act. Where no preliminary prospectus supplement is filed and distributed to investors in connection with the offering, the “preliminary prospectus” shall be deemed to be the prospectus included in the Registration Statement (and including any documents incorporated therein by reference) as such has been filed with the Commission at the Applicable Time. References herein to the Preliminary Prospectus, any preliminary prospectus and the Prospectus shall refer to both the prospectus supplement and the Base Prospectus components of such prospectus. As used herein, “Applicable Time” is 6:30 p.m. (New York City time) on the date of this Agreement. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified in Schedule B hereto, and the pricing information included in Schedule C hereto. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). As used herein, “TTW Written Communication” means each written communication (within the meaning of Rule 405 under the Securities Act) that is made in reliance on Section 5(d) of, or Rule 163B under, the Securities Act by the Company or any person authorized to act on behalf of the Company to one or more potential investors that are qualified institutional buyers (“QIBs”) and/or institutions that are accredited investors (“IAIs”), as such terms are respectively defined in Rule 144A and Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in the offering of the Offered Shares; “TTW Oral Communication” means each oral communication, if any, made in reliance on Section 5(d) of, or Rule 163B under, the Securities Act by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in the offering of the Offered Shares; “TTW Communication” means any TTW Written Communication or TTW Oral Communication; “Marketing Materials” means any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically); and “Permitted TTW Communication” means the TTW Written Communication(s) and Marketing Materials listed on Schedule D attached hereto.

All references in this Agreement to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus and the Prospectus shall include the documents incorporated or deemed to be incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in, or “part of” the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, and all other references of like import, shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities

Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) that is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus or the Prospectus, any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 3(p) of this Agreement. In the event that the Company has only one subsidiary, then all references herein to “subsidiaries” of the Company shall be deemed to refer to such single subsidiary, mutatis mutandis.

The Company hereby confirms its agreements with the Underwriters as follows:

Section 1. Representations and Warranties of the Company.

Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Underwriter, as of the date of this Agreement, as of the First Closing Date (as hereinafter defined) and as of each Option Closing Date (as hereinafter defined), if any, as follows:

(a) Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. At the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) was filed with the Commission, or, if later, at the time the Registration Statement was originally filed with the Commission, as well as at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Offered Shares in reliance on the exemption of Rule 163 under the Securities Act, the Company was a “well known seasoned issuer” as defined in Rule 405 under the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act, and became effective on April 17, 2024. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the Company’s use of the automatic shelf registration form. The Company meets the requirements for use of Form S-3 under the Securities Act specified in FINRA Conduct Rule 5110(B)(7)(C)(i). The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, or became effective under the Exchange Act, as the case may be, complied and will comply in all material respects with the requirements of the Exchange Act.

(b) Disclosure. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the First Closing Date (as defined in Section 2) and at each applicable Option Closing Date (as defined in Section 2), will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of its date, did not, and at the First Closing Date and at each applicable Option Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 9(b) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

(c) Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Offered Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission, retention and legending, as applicable, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus unless such information has been superseded or modified as of such time. Except for the free writing prospectuses, if any, identified in Schedule B, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior written consent, prepare, use or refer to, any free writing prospectus. Each Road Show, when considered together with the Time of Sale Prospectus, did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Distribution of Offering Material By the Company. Prior to the completion of the Underwriters’ distribution of the Offered Shares, the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Time of Sale Prospectus, the Prospectus or any free writing prospectus reviewed and consented to by the Representatives, each identified on Schedule B hereto and any Permitted TTW Communications.

(e) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(f) Due Authorization of the Offered Shares. The Offered Shares have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable and conform to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(g) Parties to Lock-Up Agreements. The Company has furnished to the Underwriters a letter agreement in the form attached hereto as Exhibit A (the “Lock-up Agreement”) from each of the persons listed on Exhibit B. Such Exhibit B lists under an appropriate caption the directors and officers of the Company, and the affiliated persons of such individuals required to file reports under Section 16 of the Exchange Act. If any additional persons shall become directors or officers of the Company prior to the end of the Lock-up Period (as defined below), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or officer of the Company, to execute and deliver to the Representatives a Lock-up Agreement.

(h) Statistical and Market-Related Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, Time of Sale Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(i) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) comply with the requirements of the Exchange Act; (ii) have been designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and (iii) are effective in all material respects to perform the functions for which they were established. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act applicable to the Company and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States (“GAAP”). Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(j) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(k) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus: (i) there has been no material adverse change, or any development that could be expected to result in a material adverse change, in (A) the condition, financial or otherwise, or in the earnings, business, properties, operations, operating results, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or (B) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with their business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, and have not entered into any transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or its subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of capital stock, or any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(l) Independent Accountants. Ernst & Young LLP, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is (i) an independent registered public accounting firm as required by the Securities Act, the Exchange Act, and the rules of the Public Company Accounting Oversight Board (“PCAOB”), (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(m) Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in stockholders’ equity and cash flows for the periods specified. Such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement, Time of Sale Prospectus or the Prospectus. The financial data set forth in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Dilution” fairly present the information set forth therein on a basis consistent with that of the audited financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement, Time of Sale Prospectus or the Prospectus. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(n) Company’s Accounting System. The Company and each of its subsidiaries make and keep books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus fairly presents the information called for in all material respects and is prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(o) Incorporation and Good Standing of the Company. Each of the Company and each of its subsidiaries has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, Time of Sale Prospectus and the Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change, and each of its subsidiaries of the Company required to be listed in the Registration Statement has been so listed in the Registration Statement.

(p) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, Time of Sale Prospectus and the Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Base Prospectus or the Prospectus or upon the exercise of outstanding options or warrants, in each case described in the Registration Statement, Time of Sale Prospectus and the Prospectus). The Common Stock (including the Shares) conform in all material respects to the description thereof contained in the Base Prospectus and the Prospectus. All of the issued and outstanding Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. None of the outstanding Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company, except for such rights as have been duly waived. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those described in the Registration Statement, Time of Sale Prospectus and the Prospectus and except for such rights as have been duly waived. The descriptions of the Company’s stock option, stock bonus, stock purchase and other stock or equity incentive plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, all of the issued and outstanding capital stock of, or other equity interests in, each of its subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through other subsidiaries of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

(q) Stock Exchange Listing. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the Nasdaq Global Select Market (“Nasdaq”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance in all material respects with all applicable listing requirements of Nasdaq.

(r) Non-Contravention of Existing Instruments. Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change.

(s) No Further Authorizations or Approvals Required. The Company’s execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, and by the Registration Statement, the Time of Sale Prospectus and the Prospectus and the issuance and sale of the Offered Shares (including the use of proceeds from the sale of the Offered Shares as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Use of Proceeds”) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the certificate of incorporation or bylaws (or other applicable organizational document) of the Company or any of its subsidiaries, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (i) and (iii), for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change.

(t) No Conflicts. No consent, approval, authorization or other order of, or registration, qualification or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Registration Statement, Time of Sale Prospectus and the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act and such as may be required under applicable state securities or blue sky laws or FINRA (as defined below).

(u) No Material Actions or Proceedings. Other than as set forth in the Registration Statement, Time of Sale Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or of which any property or assets of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would individually or in the aggregate have a Material Adverse Change; and, to the Company’s knowledge, no such proceedings are threatened by governmental authorities or others.

(v) Intellectual Property Rights. The Company and its subsidiaries own, possess or license adequate rights to use all material trademarks, service marks, trade names, domain names and other source identifiers, and all goodwill associated with the foregoing, inventions, patents, copyrights and copyrightable works, licenses, approvals, technology, know-how, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property rights (including all registrations and applications for registration of the foregoing, as applicable) (collectively, “Intellectual Property Rights”) used in, held for use in or necessary for the conduct of their respective businesses as currently conducted and as proposed in the Registration Statement, Time of Sale Prospectus or the Prospectus to be conducted. To the knowledge of the Company: (1) neither the Company nor any of its subsidiaries has materially infringed, misappropriated or otherwise violated the Intellectual Property Rights of any third party, and (2) neither the manufacture of, nor the use or sale of, any of the Company’s or its subsidiaries’ product candidates described in the Registration Statement,

Time of Sale Prospectus or the Prospectus materially infringe, misappropriate or otherwise violate the Intellectual Property Rights of any third party. Except as disclosed in the Registration Statement, Time of Sale Prospectus and the Prospectus, to the knowledge of the Company, there are no rights of third parties (including any liens or encumbrances) to any of the Intellectual Property Rights owned or purported to be owned by the Company or any of its subsidiaries. Except as disclosed in the Registration Statement, Time of Sale Prospectus and the Prospectus, there is no pending or threatened in writing action, suit, proceeding or claim by any third party (i) challenging the Company’s or any of its subsidiaries’ rights in or to, or alleging a violation of any of the terms of, any of their owned or licensed Intellectual Property Rights; (ii) alleging that the Company or any of its subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property Rights of any third party; or (iii) challenging the validity, scope or enforceability of any Intellectual Property Rights owned by or exclusively licensed to the Company or any of its subsidiaries, and in the case of each of (i), (ii) and (iii), the Company is unaware of any facts that would form a reasonable basis for any such action, suit, proceeding or claim. Except as disclosed in the Registration Statement, Time of Sale Prospectus and the Prospectus to the Company’s knowledge, there is no material infringement, misappropriation, breach or default, or other violation by others of any Intellectual Property Rights owned by or exclusively licensed to the Company or any of its subsidiaries. The Company and its subsidiaries have at all times taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property Rights, the value of which to the Company or any of its subsidiaries is contingent upon maintaining the confidentiality thereof, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change. All founders, current and former employees, consultants, and other parties involved in the development of Intellectual Property Rights for the Company and its subsidiaries have signed confidentiality and invention assignment agreements with the Company or a subsidiary pursuant to which the Company or any of its subsidiaries either (x) has obtained ownership of and is the exclusive owner of such Intellectual Property Rights, or (y) has obtained a valid and unrestricted right to exploit such Intellectual Property Rights, sufficient for the conduct of the business as currently conducted and as proposed in the Registration Statement, Time of Sale Prospectus and the Prospectus to be conducted, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change.

(w) All Necessary Permits, etc. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and each of its subsidiaries possess such valid and current certificates, authorizations or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus (“Permits”). Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits, or has received any notice of violation of or default under or proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit.

(x) Title to Properties. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them (other than with respect to Intellectual Property Rights (as defined above), which for the avoidance of doubt is addressed exclusively in Section 1(v)), in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, Time of Sale Prospectus and Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(y) Tax Law Compliance. (i) The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed or have requested extensions thereof and have paid all taxes required to be paid thereon (except for cases in which the failure to file such tax returns or pay such taxes would not reasonably be expected to have a Material Adverse Change), (ii) the Company and each of its subsidiaries have no liability for unpaid taxes, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company or where such liability would not reasonably be expected to have a Material Adverse Change and (iii) no tax deficiency has been determined adversely to the Company or any of its subsidiaries, and neither the Company nor any of its subsidiaries has received written notice of, or has knowledge of, any tax deficiency that could reasonably be expected to be determined adversely to the Company or its subsidiaries, in each case which could reasonably be expected to have a Material Adverse Change.

(z) Company Not an “Investment Company.” The Company is not, and will not be, either after receipt of payment for the Offered Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, Time of Sale Prospectus or the Prospectus, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(aa) Insurance. Except as otherwise disclosed in the Registration Statement, Time of Sale Prospectus or Prospectus, each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not be expected to result, individually or in the aggregate, in a Material Adverse Change. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied except as would not be expected to result, individually or in the aggregate, in a Material Adverse Change.

(bb) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Stock or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Common Stock, whether to facilitate the sale or resale of the Common Stock, the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(cc) Related Party Transactions. No relationship, direct or indirect, exists between the Company, on the one hand, and the directors, officers, or stockholders of the Company, on the other, that is required by the Securities Act to be described in the Registration Statement, Time of Sale Prospectus and the Prospectus and that is not so described in such documents. There are no related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, Time of Sale Prospectus or the Prospectus which have not been described as required.

(dd) FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its counsel, its officers and directors in connection with the offering of the Offered Shares is true, complete, correct and compliant with Financial Industry Regulatory Authority, Inc.’s (“FINRA”) rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct. The Company meets the requirements for use of Form S-3 under the Securities Act specified in FINRA Rule 5110(h)(1)(C).

(ee) No Unlawful Contributions or Other Payments. Except as otherwise disclosed in the Registration Statement, Time of Sale Prospectus or Prospectus, neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(ff) Compliance with Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Change. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a Material Adverse Change.

(gg) ERISA Compliance. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that the Company or any member of its “Controlled Group” (defined as any organization which is under common control with the Company within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) sponsors or maintains (each, a “Plan”) has been maintained, in all material respects, in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code.

(hh) Brokers. Except as described in the Registration Statement, Time of Sale Prospectus and Prospectus, the Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Common Stock.

(ii) No Outstanding Loans or Other Extensions of Credit. The Company does not have any outstanding extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.

(jj) Compliance with Laws. The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance could not be expected, individually or in the aggregate, to result in a Material Adverse Change.

(kk) Dividend Restrictions. Except as disclosed in the Registration Statement, Time of Sale Prospectus and Prospectus, no subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(ll) Anti-Corruption and Anti-Bribery Laws. None of the Company or any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense or taken any act in furtherance thereof; (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (the “FCPA”), the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law. The Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates, have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(mm) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the applicable anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(nn) Except as disclosed in the Registration Statement, Time of Sale Prospectus and Prospectus, the Company and each of its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations (collectively, “Authorizations”) issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are required for the ownership or lease of its property or the conduct of their respective businesses as currently conducted and described in the Registration Statement, Base Prospectus, Time of Sale Prospectus or Prospectus, including, without limitation, from the U.S. Food and Drug Administration (the “FDA”), the European Medicines Agency (the “EMA”) or similar foreign, state, and local governmental or regulatory authorities, including any government medical device regulatory agency or institutional review board (collectively, the “Regulatory Authorities”), such Authorizations are valid and in full force and effect, and the Company is not in violation of any such Authorizations, except, in each case, as would not, individually or in the aggregate, have a Material Adverse Change; and the Company has not received notice of any revocation of any such license, sub-license, certificate, permit or authorization.

(oo) Except as disclosed in the Registration Statement, Time of Sale Prospectus and Prospectus, the Company and each of its subsidiaries (i) have operated and currently operate their respective businesses in compliance with all statutes, rules and regulations applicable to them and their respective businesses, including, without limitation, (A) requirements governing investigational drugs and biologics under the U.S. Federal Food, Drug and Cosmetic Act and rules and regulations thereunder, including regulations relating to Good Clinical Practices and Good Laboratory Practices for studies and tests that are submitted to regulatory authorities to support regulatory approvals, (B) the U.S. Animal

Welfare Act and rules and regulations thereunder, (C) the U.S. Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the U.S. Civil False Claims Act (31 U.S.C. Section 3729 et seq.), all applicable federal, state, local and all foreign criminal laws relating to health care fraud and abuse, including but not limited to the U.S. False Statements Law (42 U.S.C. Section 1320a-7b(a)), 18 U.S.C. Sections 286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the exclusion laws, the statutes, regulations and directives of applicable government funded or sponsored healthcare programs, and the regulations promulgated pursuant to such statutes; (D) the Standards for Privacy of Individually Identifiable Health Information, the Security Standards, and the Standards for Electronic Transactions and Code Sets promulgated under HIPAA, the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.), and the regulations promulgated thereunder and any state or non-U.S. counterpart thereof or any other law or regulation the purpose of which is to protect the privacy of individuals or prescribers; (E) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, the regulations promulgated thereunder; (F) the U.S. Controlled Substances Act (21 U.S.C. Section 801 et seq.); and (G) all other local, state, federal, national, supranational and foreign laws, relating to the regulation of the Company and the ownership, testing, development, registration, licensure, manufacture, packaging, processing, use, recordkeeping, filing of reports, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product or product candidate under development, manufactured or distributed by or on behalf of the Company or such subsidiary (collectively, “Applicable Laws”), except where the failure to so operate or be in compliance would not reasonably be expected to have a Material Adverse Change; (ii) have not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice alleging or asserting material noncompliance with any Applicable Laws or Authorizations or otherwise providing notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Regulatory Authority, any court or arbitrator or other governmental authority or agency; (iii) have not received any recalls, field notifications, field corrections, market withdrawals, “dear doctor” letters, investigator notices, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Company’s products or product candidates; (iv) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws, that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission) and no material deficiencies regarding compliance with applicable law have been asserted by any applicable Regulatory Authority with respect to any such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments; and (v) are not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any governmental or regulatory authority.

(pp) (i) Except as disclosed in the Registration Statement, Time of Sale Prospectus and Prospectus, any preclinical studies and clinical trials conducted by the Company or any of its subsidiaries and, to the knowledge of the Company, any preclinical studies and clinical trials conducted on behalf of the Company or its subsidiaries or in which the Company or its subsidiaries have participated for the purposes of supporting a regulatory filing or application submitted to a Regulatory Authority, were, and if still pending, are, being conducted in all material respects in accordance with approved study protocols and Applicable Laws, including those of the FDA and other regulatory authorities, to which the Company and its subsidiaries are subject; (ii) the descriptions of the results of such studies, tests and trials contained in the Registration Statement, Time of Sale Prospectus and Prospectus are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trial; (iii) neither the Company nor any of its subsidiaries have received any notices or correspondence from the FDA, any other Regulatory Authority or any other governmental agency, institutional review board, ethics committee or other similar entity requiring, or would reasonably be expected to result in a requirement for, the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or any of its subsidiaries, nor is the Company aware of any facts that would form a reasonable basis for any such termination, suspension or modification; and (iv) except to the extent disclosed in the Registration Statement, Time of Sale Prospectus or Prospectus, the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test or trial results described or referred to in the Registration Statement, Time of Sale Prospectus and the Prospectus.

(qq) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of its or any of its subsidiaries’ officers, directors or managing employees (as defined in 42 U.S.C. § 1320a-5(b)), is or has been excluded, suspended or debarred from participation in any Federal Health Care Program, (as defined at 42 U.S.C. §1320a-7(b)(f)), debarred by FDA or comparable authorities pursuant to 21 U.S.C. § 335a or similar laws, or made subject to any pending or, to the knowledge of the Company, threatened action which could reasonably be expected to result in such exclusion, suspension or debarment.

(rr) The Company’s manufacturing facilities and operations and, to the Company’s knowledge, the manufacturing facilities and operations of its suppliers, are operated in compliance in all material respects with all Applicable Laws.

(ss) Sanctions. None of the Company or any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions (including, without limitation, the so-called Donetsk People’s Republic and so-called Luhansk People’s Republic or any other regions of Ukraine as may be identified by the Secretary of the Treasury, in consultation with the Secretary of State, pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea and Syria), and the Company will not directly or indirectly use the proceeds of the offering of the Common Stock hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; and for the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or target of Sanctions or with any sanctioned country.

(tt) Sarbanes-Oxley. The Company is in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(uu) Duties, Transfer Taxes, Etc. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by the Underwriters in the United States or any political subdivision or taxing authority thereof or therein in connection with the execution, delivery or performance of this Agreement by the Company or the sale and delivery by the Company of the Shares.

(vv) Cybersecurity. (i) Except as disclosed in the Registration Statement, Time of Sale Prospectus and the Prospectus, (x) to the Company’s knowledge, there has been no material security breach or other material compromise of any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, or confidential, personally identifiable, or personal data (including any such data of their respective customers, employees, suppliers, vendors or other third parties collected, processed, stored, maintained or otherwise used by or on behalf of the Company or its subsidiaries) (collectively, “IT Systems and Data”) and (y) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other material compromise to their IT Systems and Data; and (ii) the Company and its subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices, except as would not, in the case of clauses (i) or (ii), individually or in the aggregate, have a Material Adverse Change.

(ww) Compliance with Data Privacy Laws. The Company and its subsidiaries are, and at all prior times were, in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, relating to the use, processing, privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, including without limitation HIPAA, and the Company and its subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, processing, and analysis of its IT Systems and Data (the “Policies”). The Company further certifies that neither it nor any subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(xx) Other Underwriting Agreements. The Company is not a party to any agreement with an agent or underwriter for any “at the market” or continuous equity transaction other than that certain Open Market Sale Agreement, dated as of April 30, 2021 (the “Open Market Sale Agreement”), by and between the Company and Jefferies LLC, and no sales of Common Stock are pending thereunder.

(yy) Certain Statements. The statements set forth, or incorporated by reference, in the Registration Statement, Time of Sale Prospectus and the Prospectus under the caption “Description of our Capital Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock, and under the captions “Risk Factors—Risks Related to Government Regulation,” “Risk Factors—Risks Related to Intellectual Property,” “Business of ImmunityBio—Intellectual Property,” “Business of ImmunityBio—Government Regulation,” “Business of ImmunityBio—Intellectual Property” and “Plan of Distribution,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(zz) Testing the Waters. The Company (i) has not alone engaged in communications with potential investors in reliance on Section 5(d) of, or Rule 163B under, the Securities Act other than Permitted TTW Communications with the consent of the Representatives with entities that the Company reasonably believed to be QIBs or IAIs and (ii) has not authorized anyone other than the Representatives to engage in such communications. The Company reconfirms that the Representatives been authorized to act on its behalf in undertaking Marketing Materials, TTW Oral Communications and TTW Written Communications. As of the Applicable Time, each Permitted TTW Communication, when considered together with the Time of Sale Prospectus, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Permitted TTW Communication, if any, does not, as of the date hereof, conflict with the information contained in the Registration Statement and the Prospectus.

Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering, or the purchase and sale, of the Offered Shares shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

The Company has a reasonable basis for making each of the representations set forth in this Section 1. The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2. Purchase, Sale and Delivery of the Offered Shares.

(a) The Firm Shares. Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 33,333,334 Firm Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A . The purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $2.82 per share.

(b) The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made remotely at the offices of Goodwin Procter, LLP, counsel for the Underwriters (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York City time, on December 12, 2024 or such other time and date not later than 1:30 p.m. New York City time on December 27, 2024 as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11.

(c) The Optional Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 5,000,000 Optional Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares, less an amount per share equal to any dividend or distribution declared by the Company and payable on the Firm Shares but not payable on Optional Shares. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option and (ii) the time, date and place at which the Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Optional Shares). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” and shall be determined by the Representatives and shall not be earlier than two or later than five full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d) Public Offering of the Offered Shares. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the investors, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed as the Representatives, in their sole judgment, have determined is advisable and practicable.

(e) Payment for the Offered Shares. Payment for the Offered Shares shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company. It is understood that the Representatives have been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. The Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f) Delivery of the Offered Shares. The Company shall deliver, or cause to be delivered, through the facilities of the Depository Trust Company (“DTC”) unless otherwise instructed by the Representatives, to the Representatives for the accounts of the several Underwriters the Firm Shares at the First Closing Date, against release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, through the facilities of DTC unless otherwise instructed by the Representatives, to the Representatives for the accounts of the several Underwriters, the Optional Shares the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor. If the Representatives so elect, delivery of the Offered Shares may be made by credit to the accounts designated by the Representatives through DTC’s full fast transfer or DWAC programs. If the Representatives so elect, certificates for the Offered Shares shall be issued and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the applicable Option Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

Section 3. Additional Covenants of the Company.

Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:

(a) Commission Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Offered Shares within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with the Rules 456(b) and 457(r) under the Securities Act.

(b) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(c) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of the Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Offered Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Representatives’ Review of Proposed Amendments and Supplements. During the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (i) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) will not amend or supplement the Registration Statement (including any amendment or supplement through incorporation of any report filed under the Exchange Act) without the Representatives’ prior written consent, which such consent shall not be unreasonably withheld, conditioned or delayed. Prior to amending or supplementing any preliminary prospectus, the Time of Sale Prospectus or the Prospectus (including any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent, which such consent shall not be unreasonably withheld, conditioned or delayed. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(e) Free Writing Prospectuses. The Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representatives’ prior written consent, which such consent shall not be unreasonably withheld, conditioned or delayed. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representatives’ prior written consent, which such consent shall not be unreasonably withheld, conditioned or delayed.

(f) Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(g) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Shares at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company shall (subject to Section 3(b) and Section 3(c) hereof) promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the information contained in the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h) Certain Notifications and Required Actions. After the date of this Agreement, the Company shall promptly advise the Representatives in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission relating to the Registration Statement or the Prospectus, any filing by the Company with the Commission under the Exchange Act or any request for information concerning any TTW Communication received by the Company before the later of one year from the date of this Agreement or the expiration of the prospectus delivery period; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, any TTW Written Communication or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the

Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of the Time of Sale Prospectus, any free writing prospectus, any TTW Written Communication or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433 and Rule 430A under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission. If, after the date of this Agreement and during any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company receives notice pursuant to Rule 401(g)(2) under the Securities Act from the Commission or otherwise ceases to be eligible to use the automatic shelf registration form, the Company shall promptly advise the Representatives in writing of such notice or ineligibility and will (i) promptly filed a new registration statement or post-effective amendment on the proper form relating to the Offered Shares, (ii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective by the Commission as soon as practicable and (iii) promptly notify the Representatives in writing of such effectiveness.

(i) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, the Company agrees (subject to Section 3(b) and Section 3(c)) hereof to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law. Neither the Representatives’ consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3(b) or Section 3(c).

(j) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws (or other non-U.S. laws) of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(k) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in all material respects in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(m) Earnings Statement. The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(n) Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Shares as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and the Nasdaq all reports and documents required to be filed under the Exchange Act.

(o) Listing. The Company will use its reasonable best efforts to list, subject to notice of issuance, the Offered Shares on the Nasdaq.

(p) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. If requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives, an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Offered Shares. As used herein, the term “electronic Prospectus” means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

(q) Agreement Not to Offer or Sell Additional Shares. During the period commencing on and including the date hereof and continuing through and including the 60th day following the date of the Prospectus (such period, as extended as described below, being referred to herein as the “Lock-up Period”), the Company will not, without the prior written consent of Jefferies and Piper Sandler (which consent may be withheld in their sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Shares or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any Shares or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Shares or Related Securities; (iv) in any other way transfer or dispose of any Shares or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Shares or Related Securities; (vii) submit or file any registration statement under the Securities Act in respect of any Shares or Related Securities (other than as contemplated by this Agreement with respect to the Offered Shares); (viii) effect a reverse stock split, recapitalization, share consolidation, reclassification or similar transaction affecting the outstanding Shares; or (ix) publicly announce the intention to do any of the foregoing; provided, however, that the Company may (A) effect the transactions contemplated hereby, (B) issue Shares or Related Securities, or issue Shares upon exercise, conversion, exchange or other settlement of Related Securities, in each case pursuant to any equity incentive plan or other stock plan or arrangement described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (C) issue Shares pursuant to the exercise, conversion, exchange or other settlement of Related Securities outstanding on the date hereof in accordance with the terms of such Related Securities that are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or upon the conversion or exchange of loans or other debt instruments outstanding on the date hereof provided such loans or other instruments and the terms of conversion or exchange are each described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and (D) issue Shares in connection with sales pursuant to the Company’s Open Market Sale Agreement, provided no sales shall be made under the Open Market Sale Agreement until the earlier of (i) the completion of the Option Closing Date following the Representatives exercising their option to purchase Optional Shares under Section 2(c) in full or (ii) if such option has not been exercised in full, the later of (A) the completion of the last Option Closing Date if such option has been exercised in part and (B) the 31st day after the date of this Agreement. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Shares.

(r) Future Reports to the Representatives. During the period of five years hereafter, the Company will furnish to the Representatives, at c/o Jefferies, 520 Madison Avenue, New York, New York 10022, Attention: Global Head of Syndicate and c/o Piper Sandler & Co., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention: General Counsel: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company furnished or made available generally to holders of its capital stock; provided, however, that the requirements of this Section 3(r) shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR.

(s) Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Offered Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(t) No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(u) Enforce Lock-Up Agreements. During the Lock-up Period, the Company will enforce all agreements between the Company and any of its securityholders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Shares or Related Securities or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreement, including, without limitation, “lock-up” agreements entered into by the Company’s officers, directors and securityholders pursuant to Section 6(i) hereof.

(v) Company to Provide Interim Financial Statements. Prior to the First Closing Date and each applicable Option Closing Date, the Company will furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus; provided that the requirements of this Section 3(v) shall be deemed satisfied to the extent that such financial statements are available on EDGAR.

(w) Amendments and Supplements to Permitted TTW Communications. If at any time following the distribution of any Permitted TTW Communication, there occurred or occurs an event or development as a result of which such Permitted TTW Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Permitted TTW Communication to eliminate or correct such untrue statement or omission.

(x) Announcement Regarding Lock-ups. The Company agrees to announce the Underwriters’ intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any Lock-Up Agreement, by issuing, through a major news service, a press release in form and substance satisfactory to the Representatives or, if consented to by the Representatives, in a registration statement that is publicly filed in connection with a secondary offering of the Company’s shares promptly following the Company’s receipt of any notification from the Representatives in which such intention is indicated, but in any case not later than the close of the third business day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent the Representatives, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; and provided, further, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a Lock-Up Agreement in the form set forth as Exhibit A hereto.

The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, each preliminary prospectus, each Permitted TTW Communication, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum (or similar such documents under non-U.S. securities laws), and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Offered Shares, including any related filing fees and the legal fees of, and disbursements by, counsel to the Underwriters, provided that the fees and expenses of legal counsel to the Underwriters under subsections (vi) and (vii) of this Section 4 shall not exceed $40,000 in the aggregate, (viii) the costs and expenses of the Company relating to investor presentations on any “road show”, any Permitted TTW Communication or any TTW Oral Communication undertaken in connection with the offering of the Offered Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Representatives, employees and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the fees and expenses associated with listing the Offered Shares on the Nasdaq, and (x) all other fees, costs and expenses of the nature referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 4 or in Section 7, Section 9 or Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5. Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).

Section 6. Conditions of the Obligations of the Underwriters. The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, each Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Shares, as of each Option Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Comfort Letter. On the date hereof, the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date:

(i) the Company shall have filed the Prospectus with the Commission (including the information required by Rules 430A, 430B or 430C under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act;

(ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

(iii) if a filing has been made with FINRA, FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date:

(i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as that term is used in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

(d) Opinion of Counsel for the Company. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received the opinion and negative assurance letter of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Company, dated as of such date, in form and substance reasonably satisfactory to the Underwriters.

(e) Opinion of Intellectual Property Counsel for the Company. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received the opinion of the Company’s intellectual property counsel with respect to intellectual property matters, dated as of such date, in form and substance reasonably satisfactory to the Underwriters.

(f) Opinion of Counsel for the Underwriters. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received the opinion and negative assurance letter of Goodwin Procter LLP, counsel for the Underwriters in connection with the offer and sale of the Offered Shares, dated as of such date, in form and substance reasonably satisfactory to the Underwriters.

(g) Officers’ Certificate. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in Section 6(b)(ii) and further to the effect that:

(i) for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date; and

(iii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.

(h) Bring-down Comfort Letter. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (i) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than two business days prior to the First Closing Date or the applicable Option Closing Date; and (ii) cover certain financial information contained in the Prospectus.

(i) Lock-Up Agreements. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit A hereto from each of the persons listed on Exhibit B hereto, and each such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.

(j) Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

(k) CFO Certificate. On the date of this Agreement and on the First Closing Date or the applicable Option Closing Date, as the case may be, the Company shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer with respect to certain financial data contained in the Time of Sale Prospectus and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(l) Additional Documents. On or before the First Closing Date and each Option Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice from the Representatives to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 7. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 6, Section 11 or Section 12, or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8. Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 9. Indemnification.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Offered Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any Marketing Material, any TTW Written Communication or the Prospectus (or any amendment or supplement to the foregoing), or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Offered Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above; and to reimburse each Underwriter and each such affiliate, director, officer, employee, agent and controlling person for any and all expenses reasonably incurred (including the fees and disbursements of counsel) as such expenses are incurred by such Underwriter or such affiliate, director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by the Representatives in writing expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any such free writing prospectus, any Marketing Material, any TTW Written Communication or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the information described in Section 9(b) below. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433 of the Securities Act, any TTW Written Communication or the Prospectus (or any such amendment or supplement) or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus, the Time of Sale Prospectus, such free writing prospectus, such TTW Written Communication or the Prospectus (or any such amendment or supplement), in reliance upon and in conformity with information relating to such Underwriter furnished to the Company by the Representatives in writing expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any and all expenses reasonably incurred (including the fees and disbursements of counsel) as such expenses are incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Representatives have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any TTW Written Communication or the Prospectus (or any amendment or supplement to the foregoing) are the statements set forth in the first sentence of the first paragraph under the caption “Underwriting—Stabilization” in the Preliminary Prospectus Supplement and Final Prospectus Supplement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party to the extent the indemnifying party is not materially prejudiced as a proximate result of such failure and shall not in any event relieve the indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election to so assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Representatives (in the case of counsel for the indemnified parties referred to in Section 9(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 9(b) above) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d) Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(c) hereof, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

Section 10. Contribution. If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus, bear to the aggregate offering price of the Offered Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Offered Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A. For purposes of this Section 10, each affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 11. Default of One or More of the Several Underwriters. If, on the First Closing Date or any Option Closing Date any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Shares to be purchased on such date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Option Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Shares and the aggregate number of Offered Shares with respect to which such default occurs exceeds 10% of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 12. Termination of this Agreement. Prior to the purchase of the Firm Shares by the Underwriters on the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq, or trading in securities generally on either the Nasdaq or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges; (ii) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives, is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives, there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives, may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 4 or Section 7 hereof or (b) any Underwriter to the Company; provided, however, that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 13. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent deemed appropriate.

Section 14. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

Section 15. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:	c/o Jefferies LLC 520 Madison Avenue New York, New York 10022 Facsimile: (646) 619-4437 Attention: General Counsel

c/o Piper Sandler & Co. 1251 Avenue of the Americas, 6th Floor New York, New York 10020 Attention: General Counsel

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP 601 Marshall Street Redwood City, CA 94063 Attention: Bryan Quinn

If to the Company:	ImmunityBio, Inc. 3530 John Hopkins Court San Diego, CA 92121 Attention: Jason Liljestrom

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C. 12235 El Camino Real San Diego, CA 92130 Attention: Martin J. Waters and Thomas Hornish

Any such notice shall be effective only upon receipt. Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 9 and Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Offered Shares as such from any of the Underwriters merely by reason of such purchase.

Section 17. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 18. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 19. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New

York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 20. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and may be delivered by facsimile transmission or by electronic delivery of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).

Section 21. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 and Section 10 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

IMMUNITYBIO, INC.

By:	/s/ Richard Adcock
Name: Richard Adcock
Title: Chief Executive Officer

[Signature Page to Underwriting Agreement]

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

JEFFERIES LLC
PIPER SANDLER & CO.

Acting individually and as Representatives of the several Underwriters named in the attached Schedule A.

JEFFERIES LLC

By:	/s/ Michael Brinkman
Name: Michael Brinkman
Title: Managing Director, Joint US Head of Biopharmaceuticals

PIPER SANDLER & CO.

By:	/s/ Michael Bassett
Name: Michael Bassett
Title: Managing Director

[Signature Page to Underwriting Agreement]

Schedule A

Underwriters	Number of Firm Shares to be Purchased
Jefferies LLC	14,333,334
Piper Sandler & Co.	11,000,001
BTIG, LLC	3,333,333
H.C. Wainwright & Co., LLC	3,333,333
D. Boral Capital LLC	1,333,333

Total	33,333,334

Schedule B

Free Writing Prospectuses Included in the Time of Sale Prospectus

None.

Schedule C

Pricing Information Included in the Time of Sale Prospectus

Firm Shares: 33,333,334

Optional Shares: 5,000,000

Offering Price per Share to Public: $3.00

Schedule D

Permitted TTW Communications

None.

Exhibit A

Form of Lock-up Agreement

___________, 2024

Jefferies LLC

Piper Sandler & Co.

As Representatives of the Several Underwriters

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

and

c/o Piper Sandler & Co.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

RE:	ImmunityBio, Inc. (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of shares of common stock, par value $.0001 per share, of the Company (“Shares”) or of securities convertible into or exchangeable or exercisable for Shares. The Company proposes to conduct a public offering of Shares (the “Offering”) for which Jefferies LLC (“Jefferies”) and Piper Sandler & Co. (“Piper Sandler”) will act as the representatives (the “Representatives”) of the underwriters. The undersigned recognizes that the Offering will benefit each of the Company and the undersigned. The undersigned acknowledges that the underwriters are relying on the representations and agreements of the undersigned contained in this letter agreement in conducting the Offering and, at a subsequent date, in entering into an underwriting agreement (the “Underwriting Agreement”) and other underwriting arrangements with the Company with respect to the Offering.

Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this letter agreement. Those definitions are a part of this letter agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will cause any Family Member not to), without the prior written consent of Jefferies and Piper Sandler, which may withhold their consent in their sole discretion:

•

Sell or Offer to Sell any Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member,

•	enter into any Swap,

•

make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to the registration of the offer and sale of the Shares, and the sale of the Shares to the underwriters, in each case as contemplated by the Underwriting Agreement. In addition, the foregoing restrictions shall not apply to:

(i)

the transfer of Shares or Related Securities by gift, or by will or intestate succession to a Family Member or to a trust whose beneficiaries consist exclusively of one or more of the undersigned and/or a Family Member,

(ii)	if the undersigned is a trust, the transfer of Shares or Related Securities to a trustor, trustee or beneficiary of the trust or to the estate of a beneficiary of such trust,

(iii)

the transfer of Shares or Related Securities to a corporation, partnership, limited liability company or other entity of which the undersigned or any Family Member is the legal and beneficial owner of all of the outstanding equity securities or similar interests,

(iv)	the transfer of Shares or Related Securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i), (ii) and (iii) above,

(v)

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity or non-natural person, the transfer of Shares or Related Securities (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned (including, for the avoidance of doubt any wholly-owned direct or indirect subsidiary of the undersigned or to the immediate or indirect parent entity of the undersigned), or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution, transfer or other disposition by the undersigned to its stockholders, partners, members or other equity holders,

(vi)

the transfer of Shares or Related Securities by operation of law pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of a marriage or civil union, provided that such Shares or Related Securities shall remain subject to the terms of this letter agreement,

(vii)

if the undersigned is not an executive officer or director of the Company, the transfer of Shares or Related Securities that the undersigned may purchase (A) from the underwriters in the Offering or (B) in open market transactions after the completion of the Offering,

(viii)

the exercise for cash of options or other rights to purchase Shares or Related Securities or settlement of restricted stock units, in each case to the extent such options, restricted stock units or other rights are described in the Registration Statement and the Prospectus, provided that any Shares or Related Securities received as a result of such exercise, vesting or settlement shall remain subject to the terms of this letter agreement,

(ix)

the transfer of Shares or Related Securities to the Company (A) in connection with the “net” or “cashless” exercise of options or other rights to purchase Shares or Related Securities from the Company (including any transfer to the Company for the payment of tax withholdings or remittance payments due as a result of such exercise) and (B) in connection with the vesting or settlement of restricted stock units, for the payment of tax withholdings or remittance payments due as a result of the vesting or settlement of such restricted stock units, in all such cases, pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is described in the Registration Statement and the Prospectus (or incorporated by reference therein), provided that any Shares or Related Securities received as a result of such exercise, vesting or settlement shall remain subject to the terms of this letter agreement,

(x)

the conversion or exchange of Related Securities or other debt or loan instruments held by the undersigned with the Company and the receipt of such Shares or Related Securities by the undersigned, in each case to the extent such conversion or exchange is disclosed in the Registration Statement and the Prospectus, provided that any Shares or Related Securities received as a result of such conversion or exchange shall remain subject to the terms of this letter agreement, and

(xi)

the transfer of Shares pursuant to a trading plan pursuant to Rule 10b5-1 of the Exchange Act established prior to the Lock-up Period and where information about the number of Shares and Related Securities that may be sold pursuant to such plan during the Lock-up Period has been provided to the underwriter prior to the date of this letter agreement;

provided, however, that in any such case, it shall be a condition to such transfer that:

•

in the case of clauses (i), (ii), (iii), (iv), (v) and (vi) above, each transferee executes and delivers to Jefferies and Piper Sandler an agreement in form and substance satisfactory to Jefferies and Piper Sandler stating that such transferee is receiving and holding such Shares and/or Related Securities subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such Shares and/or Related Securities, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such transferee had been an original signatory hereto),

•	in the case of clauses (i), (ii), (iii), (iv), (v) and (vi) above, such transfer shall not involve a disposition for value,

•

in the case of clauses (i), (vi), (viii), (ix), (x) and (xi) above, prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily during the Lock-up Period, except if the undersigned is required to file a report under Section 16 of the Exchange Act or a Schedule 13D, 13F or 13G, or amendment thereto, reporting a change in beneficial ownership of Shares or Related Securities during the Lock-up Period, the undersigned shall include a statement in such report or Schedule describing the circumstances thereof and that the Shares or Related Securities are subject to this letter agreement, and

•

in the case of clauses (ii), (iii), (iv), (v) and (vii) above, no filing by any party (donor, donee, devisee, transferor, transferee, distributer or distributee) under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution.

Furthermore, notwithstanding the restrictions imposed by this letter agreement, the undersigned may establish or amend a written trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer of Shares or Related Securities, provided that such plan does not provide for any transfers of Shares or Related Securities during the Lock-up Period and any required public disclosure, announcement or filing under the Exchange Act made by the Company or any person regarding the establishment or amendment of such plan during the Lock-Up Period shall include a statement that the undersigned is not permitted to transfer, sell or otherwise dispose of securities under such plan during the Lock-Up Period in contravention of this letter agreement, and no public announcement, report or filing under the Exchange Act, or any other public filing, report or announcement, shall be voluntarily made regarding the establishment or amendment of such plan during the Lock-Up Period.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or Related Securities held by the undersigned and the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any Shares and/or any Related Securities owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The undersigned will not, and will cause any Family Member not to take, directly or indirectly, any such action.

The undersigned acknowledges and agrees that the underwriters have not provided any recommendation or investment advice nor have the underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives and the other underwriters may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to the undersigned in connection with the Offering, the Representatives and the other underwriters are not making a recommendation to the undersigned to enter into this letter agreement and nothing set forth in such disclosures is intended to suggest that the Representatives or any underwriter is making such a recommendation.

If (i)(a) prior to the execution of the Underwriting Agreement, the Company notifies the Representatives in writing that it does not intend to proceed with the Offering or (b) prior to the execution of the Underwriting Agreement, the Representatives notify the Company in writing that the underwriters do not intend to proceed with the Offering, (ii) the Underwriting Agreement is not executed by December 31, 2024, or (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated for any reason prior to payment for and delivery of any Shares to be sold thereunder, then this letter agreement shall immediately be terminated and the undersigned shall automatically be released from all of his, her or its obligations under this letter agreement.

Whether or not the Offering occurs as currently contemplated or at all depends on market conditions and other factors. The Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the underwriters.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This letter agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

IF AN INDIVIDUAL:		IF AN ENTITY:

	(duly authorized signature)		(please print complete name of entity)

Name:		By:
	(please print full name)		(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)

Annex A

Certain Defined Terms

Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the date that is 60 days after the date of the Prospectus.

“Prospectus” shall have the meaning set forth in the Underwriting Agreement.

“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

“Registration Statement” shall have the meaning set forth in the Underwriting Agreement.

“Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Sell or Offer to Sell” shall mean to:

•	sell, offer to sell, contract to sell or lend,

•	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position,

•	pledge, hypothecate or grant any security interest in, or

•	in any other way transfer or dispose of,

in each case whether effected directly or indirectly.

“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this letter agreement.

Exhibit B

Directors, Officers and Others

Signing Lock-up Agreement

B-1